              As filed with the Securities and Exchange Commission
                                on July 19, 1996


         ======================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                      IMMULOGIC PHARMACEUTICAL CORPORATION
             (Exact name of registrant as specified in its charter)

                    DELAWARE                               13-3397957
         (State or other jurisdiction of                (I.R.S. Employer
          incorporation or organization)               Identification No.)

                610 LINCOLN STREET, WALTHAM, MASSACHUSETTS 02154
               (Address of Principal Executive Offices) (Zip Code)

                        1993 DIRECTOR'S STOCK OPTION PLAN
                            (Full title of the plan)

                                RICHARD N. SMALL
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                      IMMULOGIC PHARMACEUTICAL CORPORATION
                               610 LINCOLN STREET
                          WALTHAM, MASSACHUSETTS 02154
                     (Name and address of agent for service)

                                   (617) 466-6000
              (Telephone number, including area code, of agent for service)

         ======================================================================
                         CALCULATION OF REGISTRATION FEE

                                     Proposed   Proposed
         Title of                    maximum    maximum
         securities     Amount       offering   aggregate    Amount of
         to be          to be        price      offering     registration
         registered     registered   per share  price        fee
         ----------     ----------   ---------  ---------    ------------

         Common Stock,   100,000     $7.00(1)   $700,000(1)  $242.00
         $.01 par        shares
         value

         ----------------------------------------------------------------------
         (1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Common Stock on the Nasdaq National Market on July 17, 1996 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

         ======================================================================









                                Page 1 of 9 pages
                          Exhibit Index begins on page 5

         Statement of Incorporation by Reference
         ---------------------------------------

              This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 33-89022, relating to the Registrant's 1993 Director's Stock
         Option Plan.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts on the 18th day of July, 1996.


                                       IMMULOGIC PHARMACEUTICAL CORPORATION



                                       By: /s/ Robert J. Gerety
                                          ---------------------------------
                                          Robert J. Gerety, M.D., Ph.D.
                                          President and
                                          Chief Executive Officer



                                POWER OF ATTORNEY

              We, the undersigned officers and directors of ImmuLogic Pharmaceutical Corporation Inc. hereby severally constitute Robert J. Gerety, Richard N. Small and Stacey L. Channing, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable ImmuLogic Pharmaceutical Corporation to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

              Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signature                            Title                    Date
       ---------                            -----                    ----


       /s/ Robert J. Gerety             President, Chief        )
       -----------------------------    Executive Officer       )
       Robert J. Gerety, M.D., Ph.D.    and Director            )
                                        (Principal Executive    )
                                        Officer)                )
                                                                )
                                                                )
       /s/ Richard N. Small             Vice President,         )
       -----------------------------    Chief Financial Officer )
       Richard N. Small                 (Principal Financial    )
                                        and Accounting Officer) )
                                                                )
                                                                )
       /s/ Malcolm L. Gefter            Director                )
       -----------------------------                            )
       Malcolm L. Gefter, Ph.D.                                 )
                                                                )
                                                                )
                                                                )
                                                                )
       /s/ Alan J. Dalby                Director                )
       -----------------------------                            )
       Alan J. Dalby                                            )
                                                                ) July 18, 1996
                                                                )
                                                                )
                                                                )
       /s/ M Howard Jacobson            Director                )
       -----------------------------                            )
       M Howard Jacobson                                        )
                                                                )
                                                                )
                                                                )
                                                                )
       /s/ Kenneth L. Melmon            Director                )
       -----------------------------                            )
       Kenneth L. Melmon, M.D.                                  )
                                                                )
                                                                )
                                                                )
                                                                )
       /s/ Larry Soll                   Director                )
       -----------------------------                            )
       Larry Soll, Ph.D.                                        )
                                                                )
                                                                )
                                                                )
                                                                )

                                  EXHIBIT INDEX
                                  -------------


    Exhibit
    Number       Description
    ------       -----------

     4.1 *       By-Laws of the Registrant

     4.2 *       Specimen Certificate of Common Stock of
                 the Registrant

     4.3 ** Rights Agreement, dated as of July 11, 1995, between the Registrant and the First National
                 Bank of Boston, as Rights Agent, as amended

     5           Opinion of Hale and Dorr

    23.1         Consent of Hale and Dorr (included in Exhibit 5)

    23.2         Consent of Coopers & Lybrand L.L.P.

    24 Power of Attorney (included in the signature pages of this Registration Statement)
















         ----------------------

         * Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 33-39592).

         ** Incorporated herein by reference from the Registrant's Current Report on Form 8-K dated July 11, 1995.